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                                                                   EXHIBIT 10.53

                            MEMORANDUM OF AGREEMENT


This Memorandum of Agreement specifies the terms that KNOLOGY Holdings Inc. and Interstate Fiber Network (IFN) will implement to allow sharing of duct facilities at two locations.

Location 1 involves an entrance duct into the Opelika Cell Site Equipment building on Highway 29 in Opelika, AL. IFN owns a duct route from a riser pole at the end of the pole route at the Cell Site into the equipment building. IFN agrees to allow KNOLOGY Holdings Inc. to place one fiber optic cable from the riser pole to the Opelika Cell Site equipment building through a spare IFN innerduct. The duct route goes from the riser pole to the Cell Site Equipment building via an underground vault.

Location 2 involves an entrance duct route to an IFN splice vault adjacent to the new Panama City PoP building on Highway 231 near Ten Acre Rd. in Panama City, FL. KNOLOGY owns two duct routes into two IFN splice vaults at the new Panama City PoP -- a north duct entrance and a south duct entrance. The KNOLOGY duct route for the north approach to the PoP contains three KNOLOGY 1 1/8" innerducts. A KNOLOGY fiber cable will occupy one of the innerducts. KNOLOGY will allow one innerduct to be occupied by IFN for placement of one fiber cable. The third innerduct in KNOLOGY's north duct route to the IFN vault adjacent to the Panama City PoP will remain vacant for KNOLOGY's future use. This agreement does not involve the KNOLOGY duct entrance into the Panama City POP from the south side.

KNOLOGY will place a tag that says "IFN" on each end of the KNOLOGY innerduct into the IFN splice vault adjacent to Panama City PoP that is reserved for IFN.

The signatures below by representatives of KNOLOGY and IFN place this agreement into immediate effect. This agreement remains in effect until both parties decide to discontinue the agreement.


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KNOLOGY Holdings, Inc.                      Interstate Fiber Network (IFN)
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
Name (printed): Bret T. McCants             Name (printed): J. Wayne King

Signature: /s/ Bret T. McCants              Signature: /s/ J. Wayne King

Title: VP Network Services                  Title: Facility Manager

Date: 7/24/99                               Date: 7/27/99
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